Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
The Company completed the annual impairment testing in the fourth quarter, where we assessed qualitative factors to determine whether it was necessary to perform a quantitative goodwill impairment test. Based on the qualitative analysis completed, we determined that it was more likely than not that the fair value exceeds the carrying value, and as such, the quantitative goodwill impairment analysis was not necessary.

Changes in the carrying amount of goodwill consist of the following:

	December 31,
($ in millions)	2025	2024
Balance at beginning of year	2,650	2,678
Foreign currency translation	57	(28)
Balance at end of year	2,707	2,650

Classified as Assets Held for Sale	—	1,814

As of December 31, 2024, there were accumulated impairment losses of $1.3 billion, included within Assets Held for Sale.